EXHIBIT 10.2

                                                                  EXECUTION COPY







                          PLEDGE AND SECURITY AGREEMENT


                          Dated as of November 30, 2001

                                      From

                        The Grantors referred to herein,

                                   as Grantors
                                   -----------

                                       to

                                 HSBC BANK USA,

                             as Administrative Agent
                             -----------------------

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                          T A B L E  O F  C O N T E N T S
                          - - - - -  - -  - - - - - - - -

Section                                                                     Page

Section 1.   Grant of Security.................................................2

Section 2.   Security for Obligations..........................................8

Section 3.   Grantors Remain Liable............................................8

Section 4.   Delivery and Control of Security Collateral.......................8

Section 5.   Maintaining the Account Collateral................................9

Section 6.   Investing of Amounts in the Cash Reserve Accounts................11

Section 7.   Release of Amounts...............................................12

Section 8.   Maintaining Electronic Chattel Paper, Transferable Records
             and Letter-of-Credit Rights and Giving Notice of Commercial
             Tort Claims......................................................12

Section 9.   Representations and Warranties...................................13

Section 10.  Further Assurances...............................................18

Section 11.  As to Equipment and Inventory....................................19

Section 12.  Insurance........................................................20

Section 13.  Post-Closing Changes; Bailees; Collections on Assigned Agreements,
             Receivables and Related Contracts................................20

Section 14.  As to Intellectual Property Collateral...........................22

Section 15.  Voting Rights; Dividends; Etc....................................24

Section 16.  As to the Assigned Agreements....................................25

Section 17.  Payments Under the Assigned Agreements...........................26

Section 18.  As to Letter-of-Credit Rights....................................26

Section 19.  Transfers and Other Liens; Additional Shares.....................27

Section 20.  Administrative Agent Appointed Attorney-in-Fact..................27

Section 21.  Administrative Agent May Perform.................................28

Section 22.  The Administrative Agent's Duties................................28

Section 23.  Remedies.........................................................28

Section 24.  Indemnity and Expenses...........................................31

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Section 25.  Amendments; Waivers; Additional Grantors; Etc....................31

Section 26.  Notices; Etc.....................................................32

Section 27.  Continuing Security Interest; Assignments Under the Credit
             Agreement........................................................32

Section 28.  Release; Termination.............................................33

Section 29.  Execution in Counterparts........................................33

Section 30.  The Mortgages....................................................33

Section 31.  Governing Law....................................................33



Schedule I     -  Location, Chief Executive Office, Place Where Agreements Are
                  Maintained, Type Of Organization, Jurisdiction Of Organization And Organizational Identification Number
Schedule II    -  Pledged Equity and Pledged Debt
Schedule III   -  Assigned Agreements
Schedule IV    -  Locations of Equipment and Inventory
Schedule V     -  Changes in Name, Location, Etc.
Schedule VI    -  Patents, Trademarks and Trade Names, Copyrights and Licenses
Schedule VII   -  Account Collateral
Schedule VIII  -  Account Collateral not Subject to Account Control Agreement
Schedule IX    -  Commercial Tort Claims
Schedule X     -  Material Intellectual Property Collateral
Schedule XI    -  Claims Regarding Material Intellectual Property, etc.
Schedule XII   -  Defaults Under Assigned Agreements
Schedule XIII  -  Defaults Under Licenses



Exhibits

Exhibit A      -  Form of Security Agreement Supplement
Exhibit B      -  Form of Account Control Agreement (Deposit Account/Securities
                  Accounts
Exhibit C      -  Form of Consent and Agreement
Exhibit D      -  Form of Securities Account Control Agreement (Securities
                  Account)
Exhibit E      -  Form of Intellectual Property Security Agreement
Exhibit F      -  Form of Intellectual Property Security Agreement Supplement



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                          PLEDGE AND SECURITY AGREEMENT


          PLEDGE AND SECURITY AGREEMENT, dated as of November 30, 2001, made by MARVEL ENTERPRISES, INC., a Delaware corporation (the "Borrower"), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 25 below) (the Borrower, the Persons so listed and the Additional Grantors being, collectively, the "Grantors"), to HSBC BANK USA, as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to Article IX of the Credit Agreement (as hereinafter defined), the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement).

          PRELIMINARY STATEMENTS.

          (1) The Borrower has entered into the Credit Agreement, dated as of November 30, 2001 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the Lenders, the Arranger (each as defined therein) and the Administrative Agent.

          (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).

          (3) Each Grantor is the owner of the shares of stock or other equity interests (the "Initial Pledged Equity") set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule II hereto and issued by the Persons named therein and of the indebtedness (the "Initial Pledged Debt") set forth opposite such Grantor's name on and as otherwise described in Part II of
Schedule II hereto and issued by the obligors named therein.

          (4) The Borrower has security entitlements (the "Pledged Security Entitlements") with respect to all the financial assets (the "Pledged Financial Assets") credited from time to time to the Borrower's account, Account No. 550-095004 (the "Securities Account"), with the Administrative Agent at its office at 452 Fifth Avenue, New York, NY 10018.

          (5) The Borrower has opened a collateral reserve account, Account No. 134714440 (the "Borrower Cash Reserve Account"), with the Administrative Agent at its office at 452 Fifth Avenue, New York, NY 10018, in the name of the Borrower and subject to the terms of this Agreement.

          (6) Marvel Entertainment Group, Inc., as a Grantor, has opened a collateral reserve account, Account No. 134714466 (the "Marvel Entertainment Cash Reserve Account"), with the Administrative Agent at its office at 452 Fifth Avenue, New York, NY 10018, in the name of Marvel Entertainment Group, Inc. and subject to the terms of this Agreement.

          (7) Marvel Characters Inc., as a Grantor, has opened a collateral reserve account, Account No. 134714458 (the "Marvel Characters Cash Reserve Account" and, collectively with the Borrower Cash Reserve Account and the Marvel Entertainment Cash Reserve Account,


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the "Cash Reserve Accounts"), with the Administrative Agent at its office at 452
Fifth Avenue, New York, NY 10018, in the name of Marvel Characters Inc. and subject to the terms of this Agreement.

          (8) The Grantors have opened other deposit accounts (the "Other Deposit Accounts") with banks, in the name of the Borrower or such other Grantor, as applicable, and subject to the terms of this Agreement and an Account Control Agreement, if necessary, substantially in the form of Exhibit B to this Agreement, as described in Schedule VII hereto.

          (9) It is a condition precedent to the making of the Credit Extensions (including the initial Credit Extensions) by the Lenders and the Issuer under the Credit Agreement and the entry into Rate Protection Agreements by the Secured Parties from time to time that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          (10) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

          (11) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. The term "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2,
Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders and the Issuer to make Credit Extensions under the Credit Agreement and to induce the Secured Parties to enter into Rate Protection Agreements from time to time, each Grantor hereby agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:

          Section 1. Grant of Security. Each Grantor hereby pledges to the Administrative Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in and to the following, in each case, as to each type of property described




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below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

                    (a) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including, without limitation, software that is imbedded in and is part of the equipment (any and all such property being the "Equipment");

                    (b) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is imbedded in and is part of the inventory (any and all such property being the "Inventory");

                    (c) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "Related Contracts", except for any such contracts that would be violated or result in a valid and enforceable termination right on behalf of any non-Grantor party thereto as a result of the grant of a security interest pursuant hereto, as to which each Grantor agrees to use all reasonable commercial efforts to obtain due consent to such grant as soon as possible);

                    (d) the following (the "Security Collateral"):

                              (i) the Initial Pledged Equity and the
               certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto, together with, and including, all rights of such Debtor pursuant to the Limited Partnership Agreement of Spiderman


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               Merchandising L.P., among Sony Pictures Entertainment Inc.,
               Marvel Characters, Inc. and SPE Spider-Man GP Inc.;

                              (ii) the Initial Pledged Debt and the instruments,
               if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                              (iii) all additional shares of capital stock of
               (or other ownership or profit interest in) any Person from time to time acquired by such Grantor in any manner, or warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination (such shares, warrants, options, rights and other interests, together with the Initial Pledged Equity, being the "Pledged Equity"), and the certificates, if any, representing such additional shares, warrants, options, rights and other interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, warrants, options, rights and other interests and all subscription warrants, rights or options issued thereon or with respect thereto;

                              (iv) all additional indebtedness from time to time
               owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                              (v) the Securities Account, all Pledged Security
               Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Account, and all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto;

                              (vi) all other investment property (including,
               without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in


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               which such Grantor has now, or acquires from time to time
               hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

                    (e) each of the agreements listed on Schedule III hereto, and each interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and other hedging agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation,
     (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

                    (f) the following (collectively, the "Account Collateral"):

                              (i) the Cash Reserve Accounts and the Other
               Deposit Accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalent Investments), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Cash Reserve Accounts and the Other Deposit Accounts;

                              (ii) all promissory notes, certificates of
               deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of the Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                              (iii) all interest, dividends, distributions,
               cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

                    (g) the following (collectively, the "Intellectual Property Collateral"):

                              (i) all United States, international and foreign
               patents, patent applications, utility models, and statutory invention registrations, including,



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               without limitation, the patents and patent applications set forth in Schedule VI hereto (as such Schedule VI may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit F hereto
               (an "IP Security Agreement Supplement"), executed and delivered by such Grantor to the Administrative Agent from time to time in accordance with the provisions thereof), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (the "Patents");

                              (ii) all trademarks (including, without
               limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule VI hereto (as such Schedule VI may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Administrative Agent from time to time in accordance with the provisions thereof), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Trademarks");

                              (iii) all copyrights, copyright applications,
               copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule VI hereto (as such Schedule VI may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Administrative Agent from time to time in accordance with the provisions thereof), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Copyrights");


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                              (iv) all confidential and proprietary information,
               including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "Trade Secrets");

                              (v) all software owned by the Grantors, including,
               without limitation, computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "Computer Software");

                              (vi) all license agreements, permits,
               authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the license agreements set forth in Schedule VI hereto (as such Schedule VI may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Administrative Agent from time to time in accordance with the provisions thereof), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, (the "Licenses"); except for any such License that would be violated or result in a valid and enforceable termination right on behalf of any non-Grantor party thereto as a result of the grant of a security interest pursuant hereto, as to which each Grantor agrees to use all reasonable commercial efforts to obtain due consent to such grant as soon as possible); and

                              (vii) any and all claims for damages for past,
               present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

                    (h) all commercial tort claims described in Schedule IX hereto (collectively the "Commercial Tort Claims Collateral");

                              (i) all books and records (including, without
     limitation, customer lists, credit files, computer programs, software, printouts and other computer materials and records) of such Grantor pertaining to any of the Collateral; and

                    (j) all other assets and property of each Grantor; and


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                    (k) all proceeds of, collateral for, and supporting
     obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (j) of this Section 1 and this clause (k)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

          Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of the Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations").

          Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, upon the occurrence and during the continuance of a Default, without notice to any Grantor, to (i) transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 15(a), (ii) exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations, and (iii) convert Security Collateral consisting of financial assets credited to the Securities Account to Security Collateral consisting of financial assets held directly by the Administrative Agent, and to convert Security Collateral consisting of financial assets held directly by the Administrative Agent to Security Collateral consisting of financial assets credited to the Securities Account.

                    (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof to agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the



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Administrative Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Administrative Agent.

                    (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Administrative Agent is not the entitlement holder, such Grantor will cause the securities intermediary with respect to such security entitlement to agree in an authenticated record with such Grantor and the Administrative Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Administrative Agent without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit D hereto or otherwise in form and substance satisfactory to the Administrative Agent (such agreement being a "Securities Account Control Agreement").

                    (d) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this
     Section 4 in order to perfect the security interest granted hereunder in such Collateral.

          Section 5. Maintaining the Account Collateral. So long as any Borrowing or any other Obligation of any Obligor under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Rate Protection Agreement shall be in effect or any Lender shall have any Commitment:

                    (a) Each Grantor will maintain all Account Collateral only with the Administrative Agent or with banks (the "Pledged Account Banks") that have agreed, in a record authenticated by the Grantor, the Administrative Agent and the Pledged Account Banks, to (i) comply with instructions originated by the Administrative Agent directing the disposition of funds in the Account Collateral without the further consent of the Grantor and (ii) waive or subordinate in favor of the Administrative Agent all claims of the Pledged Account Banks (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance satisfactory to the Administrative Agent (the "Account Control Agreement").

                    (b) Each Grantor will (i) immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason (a "Payment Obligor") to make such payment to the Cash Reserve Accounts or an Other Deposit Account and (ii) deposit in the Cash Reserve Accounts, or pay to the Administrative Agent for deposit in the Cash Reserve Accounts, at the end of each Business Day, all proceeds of Collateral and all other cash of such Grantor; provided, however, that, notwithstanding clause (ii), total deposits in an amount up to $50,000 may be maintained in each Other Deposit Account at the end of each Business Day.

                    (c) Each Grantor will immediately instruct each Pledged Account Bank to transfer to a Cash Reserve Account, at the end of each Business Day, in same day funds, an amount equal to the credit balance of the Other Deposit Account in such Pledged Account Bank. If any Grantor shall fail to give any such instructions to any Pledged Account Bank, the Administrative Agent may do so without further notice to any Grantor.

                    (d) Each Grantor agrees that it will not add any bank that maintains a deposit account for such Grantor or open any new deposit account with any then existing Pledged Account Bank unless (i) the Administrative Agent shall have received at least five days' prior written notice of such additional bank or such new deposit account and (ii) the Administrative Agent shall have received, in the case of a bank or Pledged Account Bank that is not the Administrative Agent, an Account Control Agreement authenticated by such new bank and such Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new deposit account (and, upon the receipt by the Administrative Agent of such Account Control Agreement or supplement,
     Schedule VII hereto shall be automatically amended to include such Other Deposit Account). Each Grantor agrees that it will not terminate any bank as a Pledged Account Bank or terminate any Account Collateral, except that any Grantor may terminate an Other Deposit Account, and terminate a bank as a Pledged Account Bank with respect to such Other Deposit Account, if it gives the Administrative Agent at least five days' prior written notice of such termination (and, upon such termination, Schedule VII hereto shall be automatically amended to delete such Pledged Account Bank and Other Deposit Account).

                    (e) Upon any termination by a Grantor of any Other Deposit Account by such Grantor, or any Pledged Account Bank with respect thereto, such Grantor will immediately (i) transfer all funds and property held in such terminated Other Deposit Account to another Other Deposit Account listed in Schedule VII or to a Cash Reserve Account and (ii) notify all Payment Obligors that were making payments to such Other Deposit Account to make all future payments to another Other Deposit Account listed in
     Schedule VII hereto or to a Cash Reserve Account, in each case so that the Administrative Agent shall have a continuously perfected security interest in such Account Collateral, funds and property. Upon the occurrence and during the continuation of an Event of Default or Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement, each Grantor agrees to terminate any or all Other Deposit Accounts and Account Control Agreements upon request by the Administrative Agent.

                    (f) So long as no Event of Default or Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement shall have occurred and be continuing, the Borrower may draw checks on, and otherwise withdraw amounts from, the Cash Reserve Accounts or Other Deposit Accounts (including, without limitation, to pay or prepay Obligations under the Loan Documents).

                    (g) Upon the occurrence and during the continuation of an Event of Default or a Default of the nature set forth in Section 8.1.1 or
     8.1.9 of the Credit Agreement, the Administrative Agent shall have sole right to direct the disposition of funds with respect to each of the Cash Reserve Accounts and the Other Deposit Accounts; and it shall be a term and condition of each of the Other Deposit Accounts, notwithstanding any term or condition to the contrary in any other agreement relating to the Other Deposit Accounts, as the case may be, that no amount (including, without limitation, interest on Cash Equivalent Investments credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the Other Deposit Accounts, as the case may be, other than for payments to the Cash Reserve Accounts.

                    (h) The Administrative Agent may, upon the occurrence and during the continuation of an Event of Default or a Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement and without notice to, or consent from, any Grantor, (i) transfer, or direct the transfer of, funds from the Account Collateral to satisfy any Grantor's obligations under the Loan Documents and (ii) transfer, or direct the transfer of, funds from the Other Deposit Accounts to the Cash Reserve Accounts.

                    (i) It is understood and agreed that New York is the Administrative Agent's jurisdiction for purposes of Section 9-304 of the UCC with respect to the Cash Reserve Accounts.

          Section 6. Investing of Amounts in the Cash Reserve Accounts and Other Deposit Accounts. The Administrative Agent will, subject to the provisions of Sections 5, 7 and 23, from time to time (a) invest, or direct the applicable Pledged Account Bank to invest, amounts received with respect to the Cash Reserve Accounts and Other Deposit Accounts in such Cash Equivalent Investments credited to (A) the Cash Reserve Accounts or an Other Deposit Account as the Borrower may direct or, upon the occurrence and during the continuation of an Event of Default or Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement, as the Administrative Agent may direct, or (B) in the case of Cash Equivalent Investments consisting of Securities Collateral, a securities account in which the Administrative Agent is the securities intermediary or a securities account subject to a Securities Account Control Agreement, and (b) invest interest paid on the Cash Equivalent Investments referred to in clause
(a) above, and reinvest other proceeds of any such Cash Equivalent Investments that may mature or be sold, in each case in such Cash Equivalent Investments credited in the same manner or as the Borrower may direct. Interest and proceeds that are not invested or reinvested in Cash Equivalent Investments as provided above shall be deposited and held in the Cash Reserve Accounts. In addition, upon the occurrence and during the continuation of an Event of Default or a Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement, the Administrative Agent shall have the right at any time to exchange, or direct the applicable Pledged Account Bank to exchange, such Cash Equivalent Investments for similar Cash Equivalent Investments of smaller or larger determinations, or for other Cash Equivalent Investments, credited to the Cash Reserve Accounts.

          Section 7. Release of Amounts. So long as no Event of Default or Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement shall have occurred and be continuing or would result therefrom the Administrative Agent will pay and release, or direct the applicable Pledged Account Bank to pay and release, to the Borrower or at its order such amount, if any, as is then on deposit in the Cash Reserve Accounts or the Other Deposit

Accounts, to the extent permitted to be released under the terms of the Credit Agreement; provided, that the Administrative Agent is authorized and directed to
(a) make transfers from time to time from the Cash Reserve Accounts to pay Obligations as they become due and payable (and, to the extent insufficient funds are available in the Cash Reserve Accounts for such purposes, to make transfers from the Other Deposit Accounts for such purposes), in each case after the expiration of any applicable grace period, and (b) make transfers from the Other Deposit Accounts to the Cash Reserve Accounts to ensure compliance with
Section 7.1.10 of the Credit Agreement.

          Section 8. Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. So long as any Borrowing or any other Obligation of any Obligor under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Rate Protection Agreement shall be in effect or any Lender shall have any Commitment:

                    (a) Each Grantor will maintain all (i) electronic chattel paper so that the Administrative Agent has control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records so that the Administrative Agent has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record ("UETA" );

                    (b) Each Grantor will maintain all letter-of-credit rights assigned to the Administrative Agent so that the Administrative Agent has control of the letter-of-credit rights in the manner specified in Section 9-107 of the UCC; and

                    (c) Each Grantor will immediately give notice to the Administrative Agent of any commercial tort claim that in the opinion of such Grantor, after due inquiry, has a reasonable likelihood of success and that could reasonably be expected to result in a net recovery of at least $50,000 (such notice to be delivered to the Administrative Agent no later than the tenth day of the month immediately following the month in which such Grantor makes such due inquiry) and will, concurrently with delivering such notice, execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement.

          Section 9. Representations and Warranties. Each Grantor represents and warrants as follows:

                    (a) Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office, and the office in which it maintains the original copies of each Assigned Agreement and Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, in the state or jurisdiction set forth in Schedule I hereto. The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects. Such Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in
     Schedule V hereto.

                    (b) All of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule IV hereto, as such
     Schedule IV may be amended from time to time pursuant to Section 11(a). Such Grantor has not previously changed the location of its Equipment and Inventory except as set forth in Schedule V hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Administrative Agent. Facsimile copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables have been delivered to the Administrative Agent in each case to the extent that delivery thereof to the Administrative Agent is required under Section 4. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Administrative Agent.

                    (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or as permitted under this Agreement or the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement. Such Grantor has only the trade names listed on Schedule VI hereto.

                    (d) Such Grantor has exclusive possession and control of the Equipment and Inventory other than Inventory (i) having an aggregate value of no more than $50,000 or (ii) stored at any leased premises or warehouse for which a landlord's or warehouseman's agreement, in form and substance reasonably satisfactory to the Administrative Agent, is in effect and which leased premises or warehouse is so indicated by an asterisk on Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to
     Section 11(a). In the case of Equipment and Inventory located on leased premises or in warehouses, to the knowledge of such Grantor, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any Equipment or Inventory, (ii) issued any document for any of such Grantor's Equipment or Inventory, (iii) received notification of any secured party's interest (other than the security interest granted hereunder) in such Grantor's Equipment or Inventory or (iv) any Lien, claim or charge (based on contract, statute or otherwise) on such Equipment and Inventory.

                    (e) The Initial Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. Such Grantor has notified each such issuer of Initial Pledged Equity that such Initial Pledged Equity is subject to the security interest granted hereunder, and if such Grantor is an issuer of Initial Pledged Equity, such Grantor confirms that it has received notice of such security interest. To such Grantor's knowledge, the Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, and is not in default.

                    (f) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding shares of stock or Equity Interest of the issuers thereof indicated on Schedule II hereto. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule II hereto.

                    (g) All of the investment property owned by such Grantor is listed on Schedule II hereto.

                    (h) The Assigned Agreements to which such Grantor is a party, true and complete copies of which (other than the Rate Protection Agreements) have been furnished to each Secured Party, have been duly authorized, executed and delivered by such Grantor, have not been amended, amended and restated, supplemented or otherwise modified, are in full force and effect and are binding upon and enforceable against such Grantor in accordance with their terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally. To such Grantor's knowledge, there exists no default under any Assigned Agreement to which such Grantor is a party by any party thereto except as otherwise disclosed on Schedule XII hereto. Each party to the Assigned Agreements listed on Schedule III hereto to which such Grantor is a party other than the Grantors has, if required by the terms of such Assigned Agreement, executed and delivered to such Grantor a consent, in substantially the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent, to the assignment of the Agreement Collateral to the Administrative Agent pursuant to this Agreement.

                    (i) Such Grantor has no deposit accounts, other than the Account Collateral listed on Schedule VII hereto, as such Schedule VII may be amended from time to time pursuant to Section 5(d), and Account Control Agreements are in effect for each deposit account that constitutes Account Collateral (other than Account Collateral consisting of deposit accounts maintained with the Administrative Agent), except to the extent such Account Control Agreements are not required by Section 5(a). Such Grantor has instructed all existing Payment Obligors to make all payments to the Cash Reserve Accounts or an Other Deposit Account.

                    (j) All filings and other actions (including, without limitation, (A) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and Section 16 of UETA and (B) actions necessary to perfect the Administrative Agent's security interest with respect to Collateral evidenced by a certificate of ownership) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, except as otherwise disclosed under the Credit Agreement, securing the payment of the Secured Obligations.

                    (k) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the UCC, the recordation of the Intellectual Property Security Agreements referred to in Section 14(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, and the actions described in Section 4 with respect to Security Collateral, which actions by such Grantor have been taken and are in full force and effect, or (iii) the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

                    (l) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

                    (m) As to itself and its Intellectual Property Collateral:

                              (i) To the knowledge of such Grantor, the rights
               of such Grantor in or to the Intellectual Property Collateral which is material to the business, operations or revenues of such Grantor (as set forth, without limitation, in Schedule X hereto and, collectively, the "Material Intellectual Property Collateral") do not conflict with, misappropriate or infringe the intellectual property rights of any third party, and no claim has been asserted that the use of such Material Intellectual Property Collateral does or may infringe the intellectual property rights of any third party, except as set forth in Schedule XI.

                              (ii) Such Grantor is the exclusive owner of the
               entire and unencumbered right, title and interest in and to the Material Intellectual Property Collateral and is entitled to use all such Material Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

                              (iii) The Intellectual Property Collateral set
               forth on Schedule VI hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses having a remaining minimum guaranteed royalty of at least $50,000 owned by such Grantor.

                              (iv) The Material Intellectual Property Collateral
               is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to the knowledge of such Grantor, is valid and enforceable. Such Grantor is not aware of any uses of any item of Material Intellectual Property Collateral that is expected to lead to such item becoming invalid or unenforceable.

                              (v) Such Grantor has made or performed all
               filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Material Intellectual Property Collateral in full force and effect where it is currently registered on the date hereof, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices. Such Grantor has used proper statutory notice in connection with its use of each patent, trademark and copyright of the Material Intellectual Property Collateral.

                              (vi) To such Grantor's knowledge, except as set
               forth in Schedule XI, no action, suit, investigation, litigation or proceeding has been asserted or is pending or threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the use of any of the Material Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe or misappropriate any patent, trademark, copyright or any other proprietary right of any third party in a manner likely to cause a Material Adverse Effect. No officer of such Grantor has any knowledge that any Person is engaging in any activity that infringes or misappropriates the Material Intellectual Property Collateral or upon the rights of such Grantor therein. Except as set forth on Schedule VI hereto, such Grantor has not granted any release, covenant not to sue or non-assertion assurance to any Person with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Loan Documents will not result in the termination or impairment of any of the Material Intellectual Property Collateral.

                              (vii) With respect to each License: (A) to the
               knowledge of such Grantor, such License is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) except as set forth in
               Schedule XI, such License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License;
               (C) such Grantor has not received any notice of termination or cancellation under such License; (D) such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) such Grantor has not pledged or hypothecated its rights under such License, except as set forth in this Agreement; and (F) to the knowledge of such Grantor, neither such Grantor nor any other party to such License is in breach of or default under such License in any material respect (other than as set forth in Schedule XIII hereto), and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

                              (viii) To the knowledge of such Grantor, (A) none
               of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor in a manner which is likely to have a Material Adverse Effect; (B) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor in a manner which is likely to have a Material Adverse Effect; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor's Intellectual Property Collateral in a manner which is likely to have a Material Adverse Effect.

                              (ix) To the knowledge of such Grantor, none of the
               Intellectual Property Collateral is subject to any outstanding order, decree, injunction, judgment or ruling restricting the use thereof or that would impair the validity or enforceability thereof.

               (n) To such Grantor's knowledge, the Grantor has no commercial tort claims (as defined in Section 9-102(13) of the UCC) in excess of $50,000 other than those listed in Schedule IX hereto.

               (o) Each Grantor, jointly and severally, represents and warrants to each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Grantor and its properties, are true and correct in all material respects, with each of the representations and warranties set forth in such Article (to the extent applicable) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this Article. Furthermore, each Grantor, jointly and severally, represents that it has knowledge of the Borrower's and each other Obligor's financial condition and affairs and that it has adequate means to obtain from the Borrower and each other Obligor on an ongoing basis information relating thereto and to the Borrower's and such Obligor's ability to pay and perform the Obligations, and agrees to assume the responsibility for remaining informed as to such matters for so long as this Agreement is in effect. Each Grantor, jointly and severally, acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of any Grantor nor to advise any Grantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower or any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Grantor, or might (or does) materially increase the risk of such Grantor as Grantor, or might (or would) affect the willingness of such Grantor to continue as a Grantor of the Obligations.

          Section 10. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;
(ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) deliver and pledge to the Administrative Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (iv) take all action necessary to ensure that the Administrative Agent has control of Collateral consisting of deposit accounts, electronic chattel paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and in Section 16 of UETA; (v) take all action to ensure that the Administrative Agent's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; and
(vi) deliver to the Administrative Agent evidence that all other action that the Administrative Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken. From time to time, and no more than once annually in the case of clause (y) below, upon request by the Administrative Agent, each Grantor will, at such Grantor's expense, cause to be delivered to the Administrative Agent, for the benefit of the Secured Parties, (x) a customary opinion of such Grantor's general counsel and (y) an opinion of counsel, from outside counsel reasonably satisfactory to the Administrative Agent, as to such matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request.

          (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

Each Grantor ratifies its authorization for the Administrative Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

          (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          (d) The Borrower will furnish to the Administrative Agent, at any time upon the request of the Administrative Agent, a customary opinion of counsel, from outside counsel reasonably satisfactory to the Administrative Agent, to the effect that all financing or continuation statements have been filed, and all other action has been taken (including, without limitation, action necessary to (i) give the Administrative Agent control over the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and Section 16 of UETA and
(ii) cause the security interest in any Collateral evidenced by a certificate of ownership to be noted on such certificate of ownership) to perfect continuously from the date hereof the security interest granted hereunder.

          Section 11. As to Equipment and Inventory. (a) Each Grantor will keep the Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 9(b) or, upon 10 days' prior written notice to the Administrative Agent, at such other places designated by the Grantor in such notice; provided that such Grantor shall not be required to so notify the Administrative Agent if the value of such Equipment or Inventory is less than $50,000. Upon the giving of such notice, Schedule IV shall be automatically amended to add any new locations specified in the notice.

          (b) Each Grantor will cause the Equipment of such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end, unless the failure to so maintain, repair, replace or otherwise improve such Equipment would not have a Material Adverse Effect. Each Grantor will promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of the material Equipment or Inventory of such Grantor.

          (c) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor except to extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of such Grantor unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors. In producing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

          Section 12. Insurance. Each Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement. Without limiting the foregoing, each Grantor further agrees as follows:

                    (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

                    (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

                    (c) Each policy for hazard insurance shall show the Administrative Agent as an additional insured.

                    (d) Each such policy shall (i) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (ii) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insurer.

                    (e) Each Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

                    (f) All payments in respect of property insurance shall, during a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, be deposited to the Cash Reserve Accounts.

          Section 13. Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 9(a) of this Agreement without first giving at least 10 days' prior written notice to the Administrative Agent and taking all action reasonably required by the Administrative Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. No Grantor will change the location of the Equipment and Inventory from the locations therefor specified in Section 9(b) without first giving the Administrative Agent 10 days' prior written notice of such change. No Grantor will become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Administrative Agent 30 days' prior written notice thereof and taking all action required by the Administrative Agent to ensure that the perfection and first priority nature of the Administrative Agent's security interest in the Collateral will be maintained. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Administrative Agent of such organizational identification number.

          (b) If any Collateral of any Grantor is at any time in the possession or control of a warehouseman, bailee or agent, or if the Administrative Agent so requests such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Administrative Agent's account subject only to the Administrative Agent's instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Administrative Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Administrative Agent's benefit and shall act solely on the instructions of the Administrative Agent without the further consent of the Grantor or any other Person, and (iv) make such authenticated record available to the Administrative Agent.

          (c) Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take such action as such Grantor may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that, upon the occurrence and during the continuance of an Event of Default or a Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement, the Administrative Agent shall have the right at any such time, upon written notice to such Grantor of its intention to do so, to notify the Payment Obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Administrative Agent and to direct such Payment Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence and so long as such Event of Default or Default is continuing, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be deposited in the Cash Reserve Accounts and applied as provided in Section 23(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Payment Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the Payment Debtor thereof.

          Section 14. As to Intellectual Property Collateral. (a) With respect to each item of its Material Intellectual Property Collateral, each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Material Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in the Material Intellectual Property Collateral of such Grantor in a commercially reasonable manner, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Administrative Agent, discontinue use of or otherwise abandon any Material Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Material Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, such Grantor will give notice of any such abandonment to the Administrative Agent 30 days after the end of the Fiscal Quarter in which such abandonment or discontinuance occurred.

          (b) Each Grantor agrees promptly to notify the Administrative Agent if such Grantor learns (i) that any item of the Material Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor's ownership of any of the Material Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or
(ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Material Intellectual Property Collateral.

          (c) In the event that any Grantor becomes aware that any item of the Material Intellectual Property Collateral is being infringed or misappropriated by a third party in a manner that is likely to have a Material Adverse Effect, such Grantor shall notify the Administrative Agent no later than the tenth day of the month following the month in which such Grantor became aware of such infringement or misappropriation, and shall take such actions, at its expense, as such Grantor, with notice to the Administrative Agent, or during the occurrence and continuance of an Event of Default or Default of the nature set forth in Section 8.1.9 of the Credit Agreement, the Administrative Agent deems reasonable and appropriate under the circumstances to protect such Material Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

          (d) Each Grantor shall use proper statutory notice in connection with its use of each item of its Material Intellectual Property Collateral. No Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Material Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

          (e) Each Grantor shall, subject to the last sentence of clause (a) of
Section 14, take all steps which it or the Administrative Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Material Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable measures necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

          (f) With respect to its Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit E hereto (an "Intellectual Property Security Agreement"), for recording the security interest granted hereunder to the Administrative Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

          (g) Each Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(g) that is not on the date hereof a part of the Intellectual Property Collateral (the "After-Acquired Intellectual Property"), (i) the provisions of Section 1 shall automatically apply thereto,
(ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business associated therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto,
(iii) such Grantor shall give written notice thereof to the Administrative Agent within 30 days after the end of the Fiscal Quarter in which any such After-Acquired Intellectual Property was acquired in accordance herewith and
(iv) such Grantor shall execute and deliver to the Administrative Agent, or otherwise authenticate, an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other applicable governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

          Section 15. Voting Rights; Dividends; Etc. (a) So long as no Default shall have occurred and be continuing:

                    (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

                    (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all

                    (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                    (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                    (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary endorsement); provided, however, that, in the case of subclause (C), delivery to the Administrative Agent shall only be required upon the occurrence and during the continuance of an Event of Default or Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement.

                    (iii) The Administrative Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of a Default:

                    (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 15(a)(i) shall, upon notice to such Grantor by the Administrative Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 15(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

                    (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 15(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary endorsement).

                    (iii) The Administrative Agent shall be authorized to send to each Securities Intermediary as defined in and under any Securities Account Control Agreement a Notice of Exclusive Control as defined in and under such Securities Account Control Agreement.

          Section 16. As to the Assigned Agreements. (a) Each Grantor will at its expense:

                    (i) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be requested from time to time by the Administrative Agent to the extent that failure to so perform, observe, maintain, enforce or take such other action as indicated in this clause (i) is likely to have a Material Adverse Effect; and

                    (ii) furnish to the Administrative Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, other than such notices, requests and other documents that are routinely and periodically received in the normal operation of such Assigned Agreement, and from time to time (A) furnish to the Administrative Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Administrative Agent may reasonably request and (B) upon request of the Administrative Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

          (b) Each Grantor agrees that it will not, except to the extent otherwise permitted under the Credit Agreement:

                    (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

                    (ii) amend, amend and restate, supplement or otherwise modify any such Assigned Agreement in any material manner or give any consent, waiver or approval thereunder with respect to any material item;

                    (iii) waive any default under or breach of any such Assigned Agreement; or

                    (iv) take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of any Secured Party;

provided, however, that such Grantor may take any action otherwise restricted by this clause (b) to the extent such action will not be likely to have a Material Adverse Effect.

          (c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Administrative Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

          Section 17. Payments Under the Assigned Agreements. (a) Each Grantor agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that all payments due or to become due under or in connection with such Assigned Agreement will be made directly to the Cash Reserve Accounts or an Other Deposit Account.

          (b) All moneys received or collected pursuant to subsection (a) above shall be (i) released to the applicable Grantor on the terms set forth in
Section 7 so long as no Event of Default or Default of the nature set forth in
Section 8.1.1 or 8.1.9 of the Credit Agreement shall have occurred and be continuing or (ii) if any Event of Default or Default of the nature set forth in
Section 8.1.1 or 8.1.9 of the Credit Agreement shall have occurred and be continuing, applied as provided in Section 23(b).

          Section 18. As to Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Administrative Agent, intends to (and hereby does) assign to the Administrative Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary. Each Grantor will, upon the occurrence and during the continuation of an Event of Default or Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement, promptly cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof and deliver written evidence of such consent to the Administrative Agent.

          (b) Upon the occurrence of a Default or Event of Default, each Grantor will, promptly upon request by the Administrative Agent, (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent or its designee and
(ii) arrange for the Administrative Agent to become the transferee beneficiary of each such letter of credit.

          Section 19. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Permitted Liens.

          (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any stock or other Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other Equity Interests or other securities.

          Section 20. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default or Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement, in the Administrative Agent's discretion, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                    (a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 12,

                    (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                    (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or
     (b) above, and

                    (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Administrative Agent with respect to any of the Collateral.

          Section 21. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may, but without any obligation to do so and with prior notice (no such notice being required upon the occurrence and during the continuance of an Event of Default or Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement), itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 24.

          Section 22. The Administrative Agent's Duties. (a) The powers conferred on the Administrative Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

          (b) Anything contained herein to the contrary notwithstanding, the Administrative Agent may from time to time, when the Administrative Agent deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Administrative Agent hereunder with respect to all or any part of the Collateral. In the event that the Administrative Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Administrative Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor,
(ii) such Subagent shall automatically be vested, in addition to the Administrative Agent, with all rights, powers, privileges, interests and remedies of the Administrative Agent hereunder with respect to such Collateral, and (iii) the term "Administrative Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Administrative Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent.

          Section 23. Remedies. If any Event of Default shall have occurred and be continuing:

                    (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the

     Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                    (b) Any cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 24) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

                         (i) first, paid to the Administrative Agent and/or Arranger for any amounts then owing to the Administrative Agent and/or Arranger pursuant to Section 10.3 of the Credit Agreement or otherwise under the Loan Documents, ratably in accordance with such respective amounts then owing to the Administrative Agent and/or Arranger; and

                         (ii) second, ratably (A) paid to the Lenders for any amounts then owing to them under, or in connection with, the Loan Documents ratably in accordance with such amounts then owing to such Lenders and (B) applied to Cash Collateralize all Letter of Credit Outstandings, provided that in the event that any such Letter of Credit is drawn, the Administrative Agent shall pay to the Issuer that issued such Letter of Credit the amount in respect of such Letter of

          Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount applied to Cash Collateralize all Letter of Credit Outstandings shall exceed 100% of the aggregate Letter of Credit Outstandings, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this Section 23(b).

     Any surplus of such cash or cash proceeds held by or on the behalf of the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                    (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement).

                    (d) The Administrative Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

                    (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Administrative Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

                    (f) If the Administrative Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 23, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense, (i) provide the Administrative Agent with such information and projections as may be necessary or, in the opinion of the Administrative Agent, advisable to enable the Administrative Agent to effect the sale of such Security Collateral, and (ii) do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law; provided, that no registrations with the Securities and Exchange Commission or pursuant to any state securities or "Blue Sky" laws shall be required under this clause (f).

                    (g) The Administrative Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 23, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any information and projections provided to it pursuant to subsection (f)(iv) above; and (ii) any other information in its possession relating to such Security Collateral.

          Section 24. Indemnity and Expenses. (a) Each Grantor agrees to indemnify jointly and severally, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

          (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          Section 25. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to "Collateral" shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I-IX attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-IX, respectively, hereto, and the Administrative Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

          Section 26. Notices; Etc. All notices and other communications provided under each hereunder shall be in writing or by facsimile and addressed, delivered or transmitted, if to the Borrower or the Administrative Agent, at its address or facsimile number specified in the Credit Agreement, and if to a Grantor other than the Borrower, at its address or facsimile number set forth on signature pages, or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

          Section 27. Continuing Security Interest; Assignments Under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit and all Rate Protection Agreements, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments and the Term Note or Term Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 10.11 of the Credit Agreement.

          Section 28. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory or Licenses granted in the ordinary course of business), the Administrative Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with
Section 3.1.1 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Administrative Agent when and as required under Section 3.1.1 of the Credit Agreement.

          (b) Upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit and all Rate Protection, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Administrative Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          Section 29. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          Section 30. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any mortgage and the terms of such mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          Section 31. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            [The remainder of this page is intentionally left blank]

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              MARVEL ENTERPRISES, INC.


                              By  /s/ Allen Lipson
                                  --------------------------------------------
                                  Title: Executive Vice President


Address for Notices:          MARVEL ENTERTAINMENT GROUP, INC.
-------------------
10 East 40th Street
--------------------------
9th Floor
--------------------------
New York, NY   10018          By  /s/ Allen Lipson
--------------------------        --------------------------------------------
Attention: Allen Lipson           Title: Vice President
--------------------------

                              MARVEL CHARACTERS INC.



Address for Notices:
-------------------
10 East 40th Street           By  /s/ Allen Lipson
--------------------------        --------------------------------------------
9th Floor                         Title: Vice President
--------------------------
New York, NY   10018
--------------------------    MRV, INC.
Attention: Allen Lipson
--------------------------



Address for Notices:
-------------------
10 East 40th Street           By  /s/ Allen Lipson
--------------------------        --------------------------------------------
9th Floor                         Title: Vice President
--------------------------
New York, NY   10018
--------------------------
Attention: Allen Lipson
--------------------------    Acknowledged:

                              HSBC BANK USA,
                                as Administrative Agent

                              By  /s/ Vivek Khanna
                                  --------------------------------------------
                                  Title: Vice President

                                                               Schedule I to the
                                                              Security Agreement


    LOCATION, CHIEF EXECUTIVE OFFICE, PLACE WHERE AGREEMENTS ARE MAINTAINED,
     TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL
                              IDENTIFICATION NUMBER




                         Chief      Place Where
                         Executive  Agreements are   Type of          Jurisdiction        Organizational
Grantor     Location     Office     Maintained       Organization     of Organization     I.D. No.
-------     --------     ------     ----------       ------------     ---------------     --------


                                                              Schedule II to the
                                                              Security Agreement

                         PLEDGED EQUITY AND PLEDGED DEBT


                                     Part I



================================================================================================================
                                                                                                    Percentage
                                                                                                        of
                                   Class of Equity                  Certificate       Number        Outstanding
    Grantor           Issuer           Interest       Par Value        No(s)        of Shares         Shares
================================================================================================================

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================










                                     Part II


================================================================================================================
                                                                                                     Outstanding
                     Debt           Description of       Debt Certificate              Final         Principal
    Grantor         Issuer               Debt                 No(s).                  Maturity         Amount
================================================================================================================

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================

                                                             Schedule III to the
                                                              Security Agreement


                               ASSIGNED AGREEMENTS


Grantor                      Assigned Agreement
-------                      ------------------

                                                              Schedule IV to the
                                                              Security Agreement


                       LOCATION OF EQUIPMENT AND INVENTORY


[Name of Grantor]
-----------------

         Locations of Equipment:


         Locations of Inventory:


[Name of Grantor]
-----------------

         Locations of Equipment:


         Locations of Inventory:


[Etc.]

                                                               Schedule V to the
                                                              Security Agreement


                         CHANGES IN NAME, LOCATION, ETC.



Changes in the Debtor's Name (including new debtor with a new name and names associated with all predecessors in interest of the Debtor)
-----------------------------------------------------------

Changes in the Debtor's Location
--------------------------------

Changes in the Debtor's Chief Executive Office
----------------------------------------------


Changes in the Location of Equipment and Inventory
--------------------------------------------------


Changes in the Place Where Agreements are Maintained
----------------------------------------------------


Changes in the Type of Organization
-----------------------------------


Changes in the Jurisdiction of Organization
-------------------------------------------


Changes in the Organizational Identification Number
---------------------------------------------------

                                                              Schedule VI to the
                                                              Security Agreement


                             PATENTS, TRADEMARKS AND
                      TRADE NAMES, COPYRIGHTS AND LICENSES


Grantor  Patents  Country  Patent No.  Applic. No.  Filing Date  Issue Date
-------  -------  -------  ----------  -----------  -----------  ----------






         Trademarks and                     Reg.    Applic.  Filing   Issue
Grantor    Trade Names   Country   Mark     No.     No.      Date     Date
-------    -----------   -------   ----     ----    ---      ----     -----






                                                             Filing     Issue
Grantor   Copyrights  Country  Title  Reg. No.  Applic. No.   Date       Date
-------   ----------  -------  -----  --------  -----------   ----       ----






Grantor    Licenses     Title      Date     Parties
-------    --------     -----      ----     -------

                                                             Schedule VII to the
                                                              Security Agreement


                               ACCOUNT COLLATERAL



================================================================================================================
                       Name and Address of         Mailing Address of
 Grantor               Pledged Account Bank        Pledged Account             Account Number
================================================================================================================

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================

                                                            Schedule VIII to the
                                                              Security Agreement

           ACCOUNT COLLATERAL NOT SUBJECT TO ACCOUNT CONTROL AGREEMENT

================================================================================
                           Name and Address
       Grantor                 of Bank                        Account Number
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                              Schedule IX to the
                                                              Security Agreement



                             COMMERCIAL TORT CLAIMS


        [Describe nature of claim(s)-see Comment 5 to UCC Section 9-108]

                                                               Schedule X to the
                                                              Security Agreement



                         MATERIAL INTELLECTUAL PROPERTY
                                   COLLATERAL



Grantor  Patents  Country  Patent No.  Applic. No.  Filing Date  Issue Date
-------  -------  -------  ----------  -----------  -----------  ----------






         Trademarks and                  Reg.   Applic.   Filing     Issue
Grantor    Trade Names   Country   Mark   No.    No.      Date        Date
-------    -----------   -------   ----  ----   -------   ------     -----






                                                             Filing     Issue
Grantor   Copyrights  Country  Title  Reg. No.  Applic. No.   Date       Date
-------   ----------  -------  -----  --------  -----------   ----       ----






Grantor    Licenses     Title      Date     Parties
-------    --------     -----      ----     -------

                                                              Schedule XI to the
                                                              Security Agreement


I.   CLAIMS REGARDING MATERIAL INTELLECTUAL PROPERTY COLLATERAL (SECTION
     9(m)(i))

              Grantor                      Description of Claim







II.  CLAIMS REGARDING MATERIAL INTELLECTUAL PROPERTY COLLATERAL (SECTION
     9(m)(ii))

              Grantor                      Description of Claim







III. LICENSES; GRANTS; TERMINATIONS (SECTION 9(m)(vii))

          Grantor            License                           Description

                                                             Schedule XII to the
                                                              Security Agreement



                       DEFAULTS UNDER ASSIGNED AGREEMENTS



                   Grantor                                 Assigned Agreement
                   -------                                 ------------------

                                                            Schedule XIII to the
                                                              Security Agreement



                             DEFAULTS UNDER LICENSES



    Grantor            License         Licensor             Licensee
    -------            -------         --------             --------

                                                                Exhibit A to the
                                                              Security Agreement



                FORM OF PLEDGE AND SECURITY AGREEMENT SUPPLEMENT

                              [Date of Pledge and Security Agreement Supplement]


HSBC Bank USA,
   as the Administrative Agent for the
   Secured Parties referred to in the
   Credit Agreement referred to below
   Attn: Paul Harrington


                            Marvel Enterprises, Inc.
                            ------------------------


Ladies and Gentlemen:

          Reference is made to (i) the Credit Agreement, dated as of November 30, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MARVEL ENTERPRISES, INC., a Delaware corporation (the "Borrower"), the various financial institutions and other Persons from time to time parties hereto (the "Lenders"), HSBC BANK USA ("HSBC"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and HSBC SECURITIES (USA) INC. as Sole Lead Arranger and Sole Bookrunner (in such capacity, the "Arranger"), and (ii) the Pledge and Security Agreement dated as of November 30, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge and Security Agreement"), made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Credit Agreement or the Pledge and Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Pledge and Security Agreement.

          SECTION 1. Grant of Security. Subject to the terms of the Pledge and Security Agreement, the undersigned hereby pledges to the Administrative Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Pledge and Security Agreement.

          SECTION 2. Security for Obligations. The pledge and grant of a security interest in, the Collateral by the undersigned under this Pledge and Security Agreement Supplement and the Pledge and Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 3. Supplements to Pledge and Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through IX to Schedules I through IX, respectively, to the Pledge and Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Pledge and Security Agreement and are complete and correct.

          SECTION 4. Representations and Warranties. As of the date hereof, the undersigned hereby makes each representation and warranty set forth in Section 9 of the Pledge and Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

          SECTION 5. Obligations Under the Pledge and Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Pledge and Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Pledge and Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

          SECTION 6. Governing Law. This Pledge and Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                  Very truly yours,


                                  [NAME OF ADDITIONAL GRANTOR]


                                  By
                                      ----------------------------
                                      Title:


                                           Address for notices:

                                           -----------------------

                                           -----------------------

                                           -----------------------

                                                                Exhibit B to the
                                                              Security Agreement


                        FORM OF ACCOUNT CONTROL AGREEMENT
                      (Deposit Account/Securities Account)


          ACCOUNT CONTROL AGREEMENT (this "Agreement") dated as of _________ __, 2001, among____________, a ___________ (the "Grantor"), HSBC BANK USA ("HSBC"),
as Administrative Agent (the "Secured Party"), and _________, a _________ ("____________"), as securities intermediary and depository bank (the "Account Holder").


PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Secured Party a security interest (the "Security Interest") in the following accounts maintained by the Account Holder for the Grantor (each, an "Account" and collectively, the "Accounts"):

           [Insert account numbers and other identifying information.]

          (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1. The Accounts. The Account Holder represents and warrants to, and agrees with, the Secured Party that:

          (a) The Account Holder maintains each Account for the Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

          (b) To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account. The Account Holder is
     (i) the bank with which each Account is maintained and (ii) the securities intermediary with respect to financial assets held in any Account. The Grantor is (x) the Account Holder's customer with respect to the Accounts and (y) the entitlement holder with respect to financial assets credited from time to time to any Account.

          (c) Notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to each Account for purposes of the N.Y. Uniform Commercial

     Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

          (d) Attached as Exhibit A hereto are statements of the respective Accounts as of the date hereof showing the property credited to each Account.

          (e) The Account Holder does not know of any claim to or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

          SECTION 2. Control by Secured Party. The Account Holder will comply with (i) all instructions directing disposition of the funds in any and all of the Accounts, (ii) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and (iii) all other directions concerning any and all of the Accounts, including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in any and all of the Accounts (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an "Account Direction"), in each case of clauses (i), (ii) and (iii) above originated by the Secured Party without further consent by the Grantor or any other Person.

          SECTION 3. Grantor's Rights in Accounts.

          (a) The Account Holder will comply with Account Directions and other directions concerning each Account originated by, and only by, the Secured Party.

          (b) Until the Account Holder receives a notice from the Secured Party that the Secured Party will exercise exclusive control over any Account (a "Notice of Exclusive Control" with respect to such Account), the Account Holder may distribute to the Grantor all interest and regular cash dividends on property (including, without limitation, funds and financial assets) in such Account.

          (c) If the Account Holder receives from the Secured Party a Notice of Exclusive Control with respect to any Account, the Account Holder will cease distributing to the Grantor all interest and dividends on property (including, without limitation, funds and financial assets) in such Account.

          SECTION 4. Priority of Secured Party's Security Interest. (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Secured Party any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including, without limitation, any funds and financial assets) credited to any Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder
(A) will retain its prior security interest and lien on property credited to any Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against any Account, in the case of clauses (A), (B) and (C) above, to secure or to satisfy, and only to secure or to satisfy, payment (x) for such property, (y) for its customary fees and expenses for the routine maintenance and operation of such Account, and (z) if such Account is a deposit account, for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

          (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to the Account.

          SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Secured Party and the Grantor.

          (b) When the Account Holder knows of any claim or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Secured Party and the Grantor of such claim or interest.

          SECTION 6. The Account Holder's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Secured Party for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Account Holder will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Secured Party, even if the Grantor notifies the Account Holder that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

          (c) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and, in the case of any Account that is a securities account, in Part 5 of Article 8 of the N.Y. Uniform Commercial Code and, in the case of any Account that is a deposit account, in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.

          SECTION 7. Indemnity. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

          SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Account Holder and the Grantor. If the Secured Party notifies the

Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Account Holder may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

          (c) Sections 6 and 7 will survive termination of this Agreement.

          SECTION 9. Governing Law. This Agreement and each Account will be governed by the law of the State of New York. The Account Holder and the Grantor may not change the law governing any Account without the Secured Party's express prior written agreement.

          SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          SECTION 12. Financial Assets. The Account Holder agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

          SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

          SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Account Holder and their respective successors and assigns.

          SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               [NAME OF GRANTOR]


                               By
                                   --------------------------------------------
                                   Name:
                                   Title:


                               Address:

                               ------------------------------------------------

                               ------------------------------------------------


                               HSBC BANK USA, as
                                 Administrative Agent


                               By
                                   --------------------------------------------
                                   Name:
                                   Title:


                               Address:

                               ------------------------------------------------

                               ------------------------------------------------


                               [NAME OF ACCOUNT HOLDER]


                               By
                                   --------------------------------------------
                                   Name:
                                   Title:


                               Address:

                               ------------------------------------------------

                               ------------------------------------------------

                                    EXHIBIT A
                                    ---------


      [Statements of the various Accounts showing the property credited to each Account]

                                                                Exhibit C to the
                                                              Security Agreement

                          FORM OF CONSENT AND AGREEMENT

          The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Pledge and Security Agreement, dated as of November 30, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge and Security Agreement", the terms defined therein being used herein as therein defined), from ____________________ (the "Grantor") and certain other grantors from time to time party thereto to HSBC BANK USA, as Administrative Agent (the "Administrative Agent") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Administrative Agent of all of the Grantor's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Pledge and Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Administrative Agent in the exercise of its rights and remedies under the Pledge and Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Administrative Agent that:

          (1) A true copy of the agreement between the undersigned and the Grantor dated ____________, ____ (the "Assigned Agreement"), including, without limitation, all amendments, modifications, restatements and supplements is attached hereto as Schedule 1. The Assigned Agreement is in full force and effect, and the undersigned is not aware of any default under the Assigned Agreement or any event that would give any party the right to terminate or rescind the Assigned Agreement. No prepayments have been made of any amounts to become due under the Assigned Agreement.

          (2) The undersigned will make all payments to be made by it under or in connection with the Assigned Agreement directly to the Cash Reserve Accounts or an Other Deposit Account or, upon the occurrence and during the continuation of an Event of Default or Default of the nature set forth in
     Section 8.1.1 or 8.1.9 of the Credit Agreement, otherwise in accordance with the instructions of the Administrative Agent.

          (3) All payments referred to in paragraph 2 above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

          (4) The Administrative Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Pledge and Security Agreement, and the undersigned shall comply in all respects with such exercise.

          (5) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives the Administrative Agent written notice of the default and permits the Administrative Agent to cure the default within a period of [30] [60] days after the later of (i) notice of default having been given to the Administrative Agent by the undersigned and (ii) the expiration of the applicable cure period provided in the Assigned Agreement for the Grantor to cure the default.

          (6) The undersigned shall deliver to the Administrative Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement, other than such notices, requests and other documents that are routinely and periodically received in the normal operation of such Assigned Agreement.

          (7) Except as specifically provided in this Consent and Agreement, neither the Administrative Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Pledge and Security Agreement or otherwise.

          (8) Upon the enforcement of the Pledge and Security Agreement by the Administrative Agent and the transfer of the Assigned Agreement to a transferee, the undersigned will recognize the transferee as the counterparty to the Assigned Agreement in the place and stead of the Grantor.

          This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          [Remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated:  _______________, ____          [NAME OF OBLIGOR]


                                       By
                                           ------------------------------------
                                           Title:

                                                                Exhibit D to the
                                                              Security Agreement

                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT
                              (Securities Account)


          CONTROL AGREEMENT dated as of ________ __, 2001, among____________, a ___________ (the "Grantor"), HSBC BANK USA, as Administrative Agent (the "Secured Party"), and _________, a _________ ("____________"), as securities intermediary (the "Securities Intermediary").


PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Secured Party a security interest (the "Security Interest") in account no. _______________ maintained by the Securities Intermediary for the Grantor (the "Account").

          (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 16. The Account. The Securities Intermediary represents and warrants to, and agrees with, the Grantor and the Secured Party that:

          (a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

          (b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

          (c) The State of New York is, and will continue to be, the Securities Intermediary's jurisdiction of organization for purposes of Section 8-110(e) of the UCC so long as the Security Interest shall remain in effect.

          (d) Exhibit A attached hereto is a statement of the property credited to the Account on the date hereof.

          (e) The Securities Intermediary does not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

          SECTION 17. Control by Secured Party. The Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an "Entitlement Order") or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Secured Party without further consent by the Grantor or any other person.

          SECTION 18. Grantor's Rights in Account.

          (a) The Securities Intermediary will comply with Entitlement Orders and other directions concerning the Account originated by, and only by, the [Secured Party] [Control Agent].

          (b) Until the Securities Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a "Notice of Exclusive Control"), the Securities Intermediary may distribute to the Grantor all interest and regular cash dividends on property in the Account.

          (c) If the Securities Intermediary receives from the [Secured Party] [Control Agent] a Notice of Exclusive Control, the Securities Intermediary will cease distributing to the Grantor all interest and dividends on property in the Account.

          SECTION 19. Priority of Secured Party's Security Interest. (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

          (b) The Securities Intermediary will not agree with any Person not party to this Agreement that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

          SECTION 20. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

          (b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

          SECTION 21. The Securities Intermediary's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Securities Intermediary will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Securities Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

          (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

          SECTION 22. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

          SECTION 23. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Secured Party notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Securities Intermediary may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

          (c) Sections 6 and 7 will survive termination of this Agreement.

          SECTION 24. Governing Law. This Agreement and the Account will be governed by the law of the State of New York. The Securities Intermediary and the Grantor may not change the law governing the Account without the Secured Party's express prior written agreement.

          SECTION 25. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          SECTION 26. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          SECTION 27. Financial Assets. The Securities Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

          SECTION 28. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

          SECTION 29. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Securities Intermediary and their respective successors and assigns.

          SECTION 30. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

              [Remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   [NAME OF GRANTOR]


                                   By
                                       ----------------------------------------
                                       Title:


                                   Address:

                                   --------------------------------------------

                                   --------------------------------------------

                                   HSBC BANK USA, as
                                     Administrative Agent


                                   By
                                       ----------------------------------------
                                       Title:


                                   Address:

                                   --------------------------------------------

                                   --------------------------------------------


                                   [NAME OF SECURITIES
                                     INTERMEDIARY]


                                   By
                                       ----------------------------------------
                                       Title:


                                   Address:

                                   --------------------------------------------

                                   --------------------------------------------

                                                                Exhibit E to the
                                                              Security Agreement


                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement"), dated as of November 30, 2001, is made by the Persons listed on the signature pages hereof (collectively, the "Grantors") in favor of HSBC Bank USA ("HSBC"), as Administrative Agent (the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS, Marvel Enterprises, Inc., a Delaware corporation, has entered into the Credit Agreement, dated as of November 30, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with HSBC, as Administrative Agent, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, as a condition precedent to the making of Credit Extensions by the Lenders under the Credit Agreement and the entry into Rate Protection Agreements by the Lenders from time to time, each Grantor has executed and delivered that certain Pledge and Security Agreement, dated as of November 30, 2001 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge and Security Agreement").

          WHEREAS, under the terms of the Pledge and Security Agreement, the Grantors have granted a security interest in, among other property, certain intellectual property of the Grantors to the Administrative Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "Collateral"):

               (i) the United States, international, and foreign patents and patent applications set forth in Schedule A hereto together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

               (ii) the United States and foreign trademark and service mark registrations and applications set forth in Schedule B hereto (the "Trademarks");

               (iii) the copyrights and United States and foreign copyright registrations and applications set forth in Schedule C hereto (the "Copyrights");

               (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (v) any and all proceeds of the foregoing.

          SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

          SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Pledge and Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

              [Remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                               MARVEL ENTERPRISES, INC.


                               By
                                   --------------------------------------------
                                   Name:
                                   Title:


                               Address for Notices:
                               10 E. 40th Street
                               9th Floor
                               New York, New York 10018
                               Facsimile No.: (917) 472-2244
                               Attention:  Allen Lipson


                               [NAME OF GRANTOR]


                               By
                                   --------------------------------------------
                                   Name:
                                   Title:


                               Address for Notices:
                               10 E. 40th Street
                               9th Floor
                               New York, New York 10018
                               Facsimile No.: (917) 472-2244
                               Attention:  Allen Lipson

                                                                Exhibit F to the
                                                              Security Agreement


           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP Security Agreement Supplement"), dated as of _________ __, 2001, is made by the Person listed on the signature page hereof (the "Grantor") in favor of HSBC Bank USA ("HSBC"), as Administrative Agent (the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS, Marvel Enterprises, Inc., a Delaware corporation, has entered into the Credit Agreement, dated as of November 30, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with HSBC, as Administrative Agent, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Pledge and Security Agreement, dated as of November 30, 2001 made by the Grantor and such other Persons to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge and Security Agreement") and that certain Intellectual Property Security Agreement dated November 30, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement").

          WHEREAS, under the terms of the Pledge and Security Agreement, the Grantor has granted a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor to the Administrative Agent for the ratable benefit of the Secured Parties and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

          SECTION 7. Confirmation of Grant of Security. The Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in and to all of the Grantor's right, title and interest in and to the following (the "Additional Collateral"):

               (i) The United States, international, and foreign patents and patent applications set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

               (ii) The United States and foreign trademark and service mark registrations and applications set forth in Schedule B hereto (the "Trademarks");

               (iii) The copyrights and United States and foreign copyright registrations and applications set forth in Schedule C hereto (the "Copyrights");

               (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (v) any and all proceeds of the foregoing.

          SECTION 8. Supplement to the Pledge and Security Agreement. Schedule VI to the Pledge and Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

          SECTION 9. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 10. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

          SECTION 11. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Pledge and Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 12. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

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
                                       3



          IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    [NAME OF GRANTOR]


                                    By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    10 E. 40th Street
                                    9th Floor
                                    New York, New York 10018
                                    Facsimile No.: (917) 472-2244
                                    Attention:  Allen Lipson


                       [ADD ACKNOWLEDGMENT FORM IF NEEDED]